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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

        Date of Report (Date of earliest event reported): March 18, 2004

                          WHITEWING ENVIRONMENTAL CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                          0-27420                    95-4437350
   --------                          -------                    ----------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 Incorporation
or organization)

730 Grand Avenue, Ridgefield, New Jersey                           07657
-----------------------------------------------------              -----
(Address of principal executive office)                         (Zip Code)

Registrant's telephone number, including area code:  (201)943-0800


       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS
            ------------

EMPLOYMENT AND CONSULTING AGREEMENTS

On April 2, 2004, Michael Risley resigned as President and Chief Executive Officer and Director of the Company. Mr. Risley decided to return to his prior position with the Company, which was as a consultant, until the Company is better funded, at which time he expects to resume his positions as President, Chief Executive Officer, and Director. During his tenure as a consultant, Mr. Risley will be compensated at the same rate as he was under his employment agreement. Joseph Bianco, the Board's Chairman, assumed the offices of President and Chief Executive Officer.

Joseph J. Bianco has been the Chairman of the Board and a Director since May 2002 and the President and Chief Executive Officer since April 2, 2004. Mr. Bianco graduated from Yale Law School in 1975, where he was an editor of the Law Journal. Subsequently, he became Associate Dean at Cardozo School of Law at Yeshiva University. During that period, he was author of two books and various scholarly articles. In 1982, Mr. Bianco left the academic world and bought Lotus Performance Cars, Inc., which was sold, to General Motors in 1987. Mr. Bianco began at that time to invest for his own account, and in 1990, founded Alliance Entertainment Corporation, where he was CEO from the outset. In 1996, Mr. Bianco sold control of NYSE-Listed Alliance, then the leading independent distributor of music in the world, and resumed his private investing activities. In 1998, an investor group led by Mr. Bianco bought the first of several magazine distributors that were consolidated into the Interlink Companies, of which Mr. Bianco was Chairman. Interlink, by then the leading distributor of magazines to booksellers and other retailers was sold in 2001 to the Source-Interlink Companies. From 1997 to 2000 Mr. Bianco was also Chairman of Cognitive Arts, Inc., a leading creator of educational software, which was purchased from Northwestern University. In 2003, Mr. Bianco, founded Sheridan Square Acquisitions, and currently is the Chairman. Recent Acquisitions include Artemis Records and Musicrama, an independent music distributor. Mr. Bianco also serves on the Board of several other private corporations as well as two non-profit organizations.

ITEM 7. Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial Statements of the Business Acquired.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits

None


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITEWING ENVIRONMENTAL CORP.

By: /s/ Norman Raben
   -------------------------------------
   Norman Raben, Executive Vice President

Dated: April 6, 2004